SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                          Performance Industries, Inc.
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                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:


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2) Aggregate number of securities to which transaction applies:


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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


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4) Proposed maximum aggregate value of transaction:


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[   ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

-----------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                          PERFORMANCE INDUSTRIES, INC.
                        2425 E. CAMELBACK ROAD, SUITE 620
                                PHOENIX, AZ 85016

-----------------------------------------------------------------------------

                                 PROXY STATEMENT

                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 28, 1997

-----------------------------------------------------------------------------

INTRODUCTION
------------

This Proxy Statement and the enclosed form of Proxy are being sent to the shareholders ("Shareholders") of Performance Industries, Inc. (the "Company") (formerly known as Mr. Gasket Company) as of June 20, 1997 in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Shareholders to be held at 9:00 a.m. PDST, July 28, 1997, and any and all adjournments thereof for the purposes set forth in the attached Notice of Annual Meeting. The Annual Meeting of Shareholders will be held at Carlos Murphy's, 4303 La Jolla Village Drive, La Jolla, CA. This first date on which this Proxy Statement and form of Proxy are being sent to Shareholders is June 20, 1997. The Board of Directors unanimously recommends approval of the proposals set forth in this Proxy Statement and the election of the nominees for directors.

                                TABLE OF CONTENTS

                                                                                                                     PAGE
                                                                                                                     ----

EXPENSES AND SOLICITATION ..............................................................................................3
PROXY...................................................................................................................3
         a.    Revocation...............................................................................................3
         b.    Voting by Proxy..........................................................................................3
         c.    Shareholder Proposals for 1997 ..........................................................................3

RECORD DATE AND OUTSTANDING VOTING SECURITIES ..........................................................................3

SECURITY OWNERSHIP .....................................................................................................4
         a.    Security Ownership of Certain Beneficial Owners .........................................................4

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON ................................................................5

PROPOSALS...............................................................................................................5

1.      ELECTION OF DIRECTORS ..........................................................................................5
         a.    Legal Proceedings .......................................................................................5
         b.    Table....................................................................................................6
         c.    General Background of Candidates ........................................................................7
         d.    Board of Directors, Committees, Meetings and Fees .......................................................8
         e.    Compensation of Directors and Executive Officers ........................................................8
         f.    Vote Required; Board Recommendation .................................................................... 9

2.      RATIFICATION AND APPOINTMENT OF INDEPENDENT PUBLIC
        ACCOUNTS....................................................................................................... 9
         a.    Background ............................................................................................. 9
         b.    Vote Required; Board Recommendation ....................................................................10

3.      OTHER MATTERS .................................................................................................10

ANNUAL REPORT..........................................................................................................10

EXPENSES AND SOLICITATION:
--------------------------

         Arrangements will be made with brokers and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Company Common Stock held of record by such persons and they will be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The entire expense of preparing, assembling and mailing in connection with this solicitation will be borne by the Company.

PROXY:
------

         a. Revocation. Shareholders who execute proxies retain the right to revoke them at any time before they are exercised: (I) by sending written notice to the Secretary of the Company, Robert A. Cassalia, at 2425 E. Camelback Road, Suite 620, Phoenix, Arizona 85016; (ii) by submitting a properly executed and later dated proxy; or (iii) by attending the Annual Meeting and electing to vote in person.

         b. Voting by Proxy. If a quorum is not present in person or by proxy at the Annual Meeting, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of such adjournments. Proxies which are signed and properly executed will be voted in the manner directed by the Shareholder. If no direction is made with respect to a nominee or proposal, the proxy will be voted in favor of each of the nominees for election of directors and in favor of the proposal. Abstentions and broker non-votes will be treated as "no" or "against" votes.

         c. Shareholder Proposals for 1997. Certain eligible shareholders complying with Rule 14a-8 of the Securities Exchange Act of 1934 may submit proposals for review for inclusion, if appropriate, in next year's proxy statement to be considered at the next annual meeting of shareholders, if received by the Company on or before February 10, 1998. The next annual meeting is tentatively scheduled for Monday, June 15, 1998. If the date is subsequently advanced by more than thirty (30) calendar days or delayed by more than ninety
(90) calendar days from the proposed date of the annual meeting to which the proxy statement relates, the Company will, in a timely manner, inform shareholders of the change and the date by which shareholder proposals must be received. All proposals should be mailed to the Company at 2425 E. Camelback Road, Suite 620, Phoenix, Arizona 85016.

RECORD DATE AND OUTSTANDING VOTING SECURITIES
---------------------------------------------

         Shareholders of record at the close of business on June 10, 1997 (the "Record Date") are entitled to notice of, to participate in, and to vote at the Annual Meeting. On the Record Date, there were 3,157,331 issued and 2,481,264 outstanding shares of common stock ("Common Stock"), without par value per share. The Company has 100,000 shares of authorized Preferred Stock ("Preferred Stock") with a par value of $1.00 per share, but no shares of Preferred Stock are issued or outstanding. Collectively, the "Common Stock" and "Preferred Stock" are referred to in this Proxy Statement as the "Stock". Any class of Stock issued and outstanding on the Record Date in entitled to vote on the matters to be voted on at the Annual Meeting. Each holder of Common or Preferred Stock on the Record Date is entitled to one vote for each share held by that Shareholder on every matter submitted for a vote at the Annual Meeting. The Company's amended and Restated Articles of Incorporation ("Articles") do not permit cumulative voting for the election of directors.

SECURITY OWNERSHIP
------------------

         a.       Security Ownership of Certain Beneficial Owners

         The following table sets forth the number and percentage of the outstanding Common Stock of the Company beneficially owned as of April 30, 1997 by each person who is known to the Company to own beneficially more than 5% of the outstanding Common Stock of the Company, and by all directors, director nominees, executive officers, and the directors and executive officers as a group.

Name and Address                            Amount and Nature                              Percentage
of Beneficial Owners                        of Beneficial Ownership                     of Common shares
--------------------                        -----------------------                     ----------------
Joe Hrudka
Chief Executive Officer, Director (1) (3)         1,767,997                                    64%

Ed Fochtman, Jr.
President, Director (1) (2)                          78,775                                     3%

Jonathan Tratt
Director (1) (2)                                     63,625                                     3%

Allen L. Haire
Director (1) (2)                                     23,375                                     1%

Robert A. Cassalia
Secretary (1) (2)                                    18,750                                     1%

All Directors and Executive Officers
as a Group                                        1,952,516                                    71%

--------------------------------------------------------------------------------

(1) Includes options to purchase Common Shares currently held by management pursuant to the Company's 1993 Stock Option Plan.

(2) The address for Messrs. Hrudka, Fochtman, Tratt and Cassalia is 2425 E. Camelback Road, Suite 620, Phoenix, Arizona 85016.

(3)      The address for Mr. Haire is P.O. Box 6660, Cleveland, Ohio 44101.

Shareholders are advised that management collectively owns over 70% of the Company's issued and outstanding Common Shares, so passage of the proposals is assured.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
-------------------------------------------------------

No director or executive officer of the Company at any time since the beginning of the last fiscal year has any direct or indirect substantial interest in any matter to be acted on other than election to office.


                                    PROPOSALS
                                    ---------

                        ITEM NO. 1. ELECTION OF DIRECTORS
                                    ---------------------

         PROPOSAL: SHOULD THE FOLLOWING NOMINEES BE APPROVED AS DIRECTORS OF THE
COMPANY: JOE HRUDKA, ED FOCHTMAN, JR., ALLEN HAIRE, AND JONATHAN TRATT?

         All directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting and until a successor is elected and qualified. The Company has no nominating committee to select candidates to serve as directors. The persons named in the accompanying form of proxy intend to vote that proxy for the election as directors of the persons named above who have been designated by the Board of Directors as nominees unless authority to do so is withheld. All of the nominees are currently directors of the Company. No director resigned or declined to stand for re-election to the Board of Directors since the date of the last annual meeting of shareholders because of a disagreement with the Company on any matter related to the Company's operations, policies or practices. Each of the nominees has agreed to serve as a director, if elected. If any nominee should be unable to serve, which is not anticipated, the proxy will be voted for such other persons as shall be determined by the proxy holder in accordance with their judgment. No nominations will be accepted from the floor.

         The Company recommends that Shareholders elect the four persons named above to hold office until the 1999 annual meeting of shareholders and until their successors are elected and qualified. The Company's Code of Regulations provides that the number of directors shall constitute the Board of Directors shall be fixed from time to time by resolution of the holders of a majority of the Common Stock entitled to elect directors or by resolution of the Board of Directors, but shall not be less than three nor more than twenty-one. The Board of Directors has determined that four directors is a sufficient number and has fixed the number to be elected at four. Proxies cannot be voted for a number of directors greater than four.

         a.       Legal Proceedings
                  -----------------

         Joe Hrudka, Chief Executive Officer and a director of the Company, along with other former officers and directors of the Company, is a defendant in a lawsuit by a shareholder of the Company alleging a breach of fiduciary duty owed to shareholders as an officer and director of the Company. The action is pending in the Court of Common Pleas for the County of Cuyahoga, State of Ohio. Mr. Hrudka has tendered the defense of this matter to the Company, which is providing a defense as permitted in the Company's Code of Regulations and under Ohio law.

         Joe Hrudka is a defendant, along with the Company and others, in an action brought by a former lessor for environmental remediation of a former manufacturing facility. Mr. Hrudka has tendered defense of the action to the Company. The Company is providing said defense as permitted in the Company's Code of Regulations and under Ohio law.

         b.       Table
                  -----

         The table below sets forth certain information regarding the directors and nominees:

                           Current Principal         Year Elected      Membership on       Transactions
Name of Nominees           Occupation and            As A              Boards-Other        With
And Age                    Prin. Employment          Director (1)      Corporations        Management
-------                    ----------------          ------------      ------------        ----------
Joe Hrudka - 58            Chairman of the Board     1981              Director of the     (2)
                           and a Director of the                       Company's
                           Company                                     Subsidiaries

Ed Fochtman, Jr. - 60      President and a           1988              Director of the     None
                           Director of the Company                     Company's
                                                                       Subsidiaries

Allen L. Haire - 54        Chairman and Chief        1988              Director of         None
                           Executive Officer of                        Enerco
                           Enerco Technical                            Technical
                           Products and a                              Products
                           Director of the Company

Jonathan Tratt - 39        President and a           1993              Director of         (3)
                           Director of Industrial                      Gulp Invest-
                           Brokerage, Inc. and a                       ments, Inc. and
                           Director of the Company                     Industrial
                                                                       Brokerage, Inc.

--------------------------------------------------------------------------------

(1) Directors are elected for a one-year term and until their successors are elected and qualified.

(2) The Company had leased two buildings in Cleveland, Ohio used predominantly for manufacturing, pursuant to a ten year lease, effective May 1981, from Joe Hrudka, the Company's principal shareholder and Chairman of the Board, as successor in interest to Hrudka Realty Company. As of April 1, 1991, the Company entered into a one year extension of the lease agreement calling for the same monthly rental as in the previous year. The Company expended approximately $137,000 in 1994 for repairs to the property under the terms of the lease.

(3) Mr. Tratt, through his business, Industrial Brokerage, Inc., served as a real estate agent in the sale of the Company's Mexicali property to an unrelated third party. Mr. Tratt's company is receiving a sales commission. The Company believes that this sales commission is on terms which are no less favorable than those obtainable from unaffiliated third parties.

              General Background of Executive Officers and Nominees
              -----------------------------------------------------

President and Director
----------------------

         Joe Hrudka is the founder and principal shareholder of he Company. Since 1981, he has served as the Company's Chairman of the Board and a director. Mr. Hrudka has served as Chief Executive Officer of the Company since November 1993. In 1964, Mr. Hrudka founded the original Mr. Gasket Company and served as Chairman of the Board and President until the company was purchased by W.R. Grace in 1974 and as a consultant to W.R. Grace during 1975 and 1976. From 1977 until the formation of the Company in 1981, Mr. Hrudka was a private investor. Mr. Hrudka served as a director of Action Products, In., a company engaged in the manufacture and sale of fiberglass bodied mini-cars and sales of other promotional products, from 1987 until May 1992, and served as Secretary of Action Products, Inc. from October 1990 to May 1992. In November 1991, a Receiver was appointed by the Superior Court of the State of Arizona to manager the affairs of Action Products, Inc. at the request of a secured party of Action Products, Inc. As of May 1, 1992, the assets of Action Products, Inc. were transferred to a third party in satisfaction of that party's debt and the receivership was terminated. Mr. Hrudka has served as a director of each of the Company's subsidiaries since they have been formed.

Vice President and Director
---------------------------

         Ed Fochtman, Jr. has been President of the Company since May 1993. He was an Executive Vice President of the Company from January 1992 until May 1993. He was Chairman of the Board of Directors and Chief Executive Officer of Action Products, Inc. from October 1986 until May 1992. From 1984 to 1986, Mr. Fochtman was a private investor. From 1976 to 1984, he served as Vice President of F.W. & Associates, Inc. Mr. Fochtman has served as a director of the Company since June 1988 and has served as a director of each of the subsidiaries since 1993.

Director
--------

         Allen L. Haire has been Chairman and Chief Executive Officer of Enerco Technical Products, a manufacture of gasfired infra-red heating equipment, since July 1984. He was manufacturer's representative from 1977 to 1984. Mr. Haire has served as a director of the Company since June 1988.

Director
--------

         Jonathan Tratt has been President and Director of Industrial Brokerage, Inc., an investment and commercial real estate brokerage company located in Phoenix, Arizona, since 1992. Prior to 1992, Mr. Tratt was a general investor and real estate agent in Phoenix. Mr. Tratt is also a director of Gulp Investments, Inc., a real estate and general investment company, and has served as a director of the Company since May 1993.

Secretary
---------

         Robert A. Cassalia was hired by the Company as Assistant Secretary, In-House Counsel in January 1991. In May 1993, he was elected Secretary. From October 1986 until joining the Company in January 1991, Mr. Cassalia was General Counsel of Action Products, Inc. Prior to 1986, he was a private practice in Phoenix, Arizona and Syracuse, New York.

         d.       Board of Directors, Committees, Meeting and Fees
                  ------------------------------------------------

         The Company has a Audit Committee consisting of the following members of the Board of Directors: Ed Fochtman, Jr., Allen L. Haire and Jonathan Tratt. The Committee, among other functions, recommends independent auditors to the Board of Directors, reviews the audit plan and results of the audit and considers other matters deemed appropriate for consideration by the board of directors and/or the Committee. There were four Board of Directors and one Audit Committee meeting during the year ended December 31, 1996. All incumbent directors attended all Board and Audit Committee meeting of which they were members. Directors are not paid a fee for any Board or Committee meeting attended.

         e.       Compensation of Directors and Executive Officers
                  ------------------------------------------------

         The following table sets forth the compensation earned by the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers whose aggregate annual cash compensation exceeded $100,000 for services rendered in all capacities to the Company (collectively, the "Named Executive Officer") for the fiscal years ended December 31, 1996, 1995 and 1994:

         1.       Summary Compensation Table

Name and                                                                      Other Annual
Principal Position                  Year    Salary ($)      Bonus ($)         Compensation ($)
------------------                  ----    ----------      ---------         ----------------

Joe Hrudka (1)                      1996    250,000         N/A               $1,600 Car Allowance
Chairman of the Board               1995    250,000         N/A               $1,600 Car Allowance
Chief Executive Officer,            1994    210,000         N/A               $1,600 Car Allowance
President and Director

Ed Fochtman, Jr.                    1996    150,000
President, Director                 1995    150,000
                                    1994    150,000

--------------------------------------------------------------------------------

(1) The Company provides Mr. Hrudka with the use of a vehicle acquired by the Company in 1996 under a lease. The Company pays all insurance, maintenance, and registration for the vehicle. The other annual compensation of $1,600 was for the use of the vehicle.

No SAR's, restricted stock, LTIP awards or deferred compensation were issued or paid during 1995, and none are anticipated to be issued or paid in 1996. The Company has no defined benefit plans or pension plans.

No Named Executive Officer has an employment contract with the Company or a contract with respect to the termination of employment or change-in-control arrangement.

2.       Table of Options Granted in 1996
                  None

3. Compensation of Directors No director is paid a fee for his services as a director or for attendance at meetings.

4. Compensation Committee Interlocks and Insider Participation. All salary and other compensation decisions are made by the Company's Board of Directors, and all directors participate in compensation decisions. For the year ended December 31, 1996, Messrs. Hrudka and Fochtman participated in compensation decisions as directors of the Company. Related party transactions under Item 404 of Regulations S-K are disclosed on page 6 of this Proxy Statement. No executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive served on the Board of Directors of the Company.

         f.       Vote Required; Board Recommendation
                  -----------------------------------

         THE ELECTION OF MESSRS. HRUDKA, FOCHTMAN, HAIRE AND TRATT WILL REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. HRUDKA, FOCHTMAN, HAIRE AND TRATT.

             Item NO. 2 RATIFICATION AND APPOINTMENT OF INDEPENDENT
                        -------------------------------------------
                               PUBLIC ACCOUNTANTS
                               ------------------

    PROPOSAL: SHOULD THE SELECTION BY THE BOARD OF DIRECTORS OF TOBACK CPA's,
       P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY BE APPROVED?

         The certified public accounting firm of Toback CPAs, P.C. ("Toback"), has been selected to audit the Company's and it subsidiaries' accounts for 1997. Representatives of Toback may be present at the Annual Meeting and may make a statement if desired to do so and will be available to respond to appropriate questions.

         a.       Background
                  ----------

         Prior to 1993, the certified public accounting firm of Deloitte & Touche was responsible for the audit of the Company's and its subsidiaries' accounts. Deloitte & Touche was dismissed by the Company through the Board of Directors on September 16, 1993. The dismissal was approved by the Board of Directors because Toback's services were expected to be more cost effective than the services of Deloitte & Touche. The dismissal of Deloitte & Touche was not a result of any disagreement with the Company's former accountants.

         During the Company's two most recent fiscal years, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountants, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with any of its reports.

         During the Company's two most recent fiscal years, none of the reportable events described in Item 304(a) (v) of Regulation S-K occurred.

         b.       Vote Required; Board Recommendation
                  -----------------------------------

         THE RATIFICATION AND APPOINTMENT OF TOBACK CPA's P.C., AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 1997 FISCAL YEAR WILL REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A "YES" VOTE FOR THE RATIFICATION AND APPOINTMENT OF TOBACK CPAs, P.C., AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 1996 FISCAL YEAR.


                            ITEM NO. 3 OTHER MATTERS
                                       -------------

         The Board of Directors of the Company does not intend to bring any other matters to vote before the Annual Meeting, and it knows of no other proposal to be presented at the Annual Meeting by others. If other matters properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their best judgement on that matter.

ANNUAL REPORT
-------------

         The Company's December 31, 1996 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, accompanies this Proxy Statement. The Annual Report does not form part of the material for the solicitation of proxies. Additional copies may be obtained by writing to the Company at 2425 E. Camelback Road, Suite 620, Phoenix, Arizona 85016 or by calling Robert A. Cassalia at (602) 912-0100.


         DATED:   June 26, 1997, Phoenix, Arizona


By Order of the Board of Directors

                                     PROXY
                                 COMMON SHARES
                          PERFORMANCE INDUSTRIES, INC.
                 ANNUAL MEETING OF SHAREHOLDERS - JULY 28, 1997
                      Solicited by the Board of Directors

The undersigned shareholder of Performance Industries, Inc., an Ohio corporation ("Company") does hereby constitute and appoint Robert A. Cassalia and Ed Fochtman, Jr. or such other persons as the Board of Directors of the Company may designate, proxies for the undersigned with full power of substitution, to represent the undersigned and to vote all of the common shares of the Company, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on July 28, 1997 at 9:00 a.m., PDST, at the Carlos Murphy's Restaurant, 4303 La Jolla Village Dr. La Jolla, California, and any and all adjournments thereof.

1. Election of Directors. SHOULD THE FOLLOWING NOMINEES BE APPROVED AS DIRECTORS OF THE COMPANY:
         JOE HRUDKA, ED FOCHTMAN, JR., ALLEN L. HAIRE & JONATHAN TRATT

         [ ]      FOR all nominees listed above except as marked to the contrary

         [ ]      WITHHOLD AUTHORITY to vote for all nominees listed above

         [ ]      ABSTAIN

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE ABOVE LIST.

2. Accountants. SHOULD THE SELECTION BY THE BOARD OF DIRECTORS OF TOBACK CPA's, P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY BY APPROVED?

         [ ] FOR                        [ ] AGAINST                  [ ] ABSTAIN

3. Other Matters: IN THEIR DISCRETION, TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, BUT WHICH ARE NOT NOW ANTICIPATED, TO VOTE FOR THE ELECTION OF ANY PERSON AS DIRECTOR SHOULD ANY PERSON NAMED IN THE PROXY STATEMENT TO BE ELECTED BY UNABLE TO SERVE OR FOR GOOD CAUSE CANNOT SERVE, AND TO VOTE UPON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

         [ ] FOR                        [ ] AGAINST                  [ ] ABSTAIN


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PERSONS NAMED IN THE PROPOSAL 1 AND FOR PROPOSAL 2.

                                        Date: ________________________, 1996

                                        Phone No.: ____________________________

                                        --------------------------------------
                                                  (Signature of Shareholder)

                                        --------------------------------------
                                                  (Signature of Shareholder)

         Please sign exactly as your name appears on the envelope in which this material was mailed. Agents, executives, administrators, guardians and trustees must give full title as such. Corporations should sign by their presidents or authorized officer. Partnerships should sign in the Partnership name by an authorized person. If shares are held in the name or two more persons, all should sign.